INCOME TAXES (Details) - USD ($)	12 Months Ended
	May 31, 2020	May 31, 2019
INCOME TAXES (Details)
Net operating loss carryforward	$ 2,378,067	$ 2,035,798
Statutory tax rate	21.00%	21.00%
Deferred tax asset	$ (499,394)	$ (427,218)
Less: Valuation allowance	499,394	427,218
Net deferred asset	$ 0	$ 0